Exhibit 99.1

KBW Conference
August 1, 2012

This presentation as well as other written or oral communications made from time to time by us, may contain certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities
Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-
looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “target,” or “anticipates”
or the negative thereof or comparable terminology, or by discussion of strategy or goals that involve risks and uncertainties. These forward-looking statements are only predictions and estimates regarding future events and circumstances and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions by us that may not prove to be correct.
Important factors to consider and evaluate in such forward-looking statements include:
· changes in the external competitive market factors that might impact our results of operations;
· changes in laws and regulations, including without limitation changes in capital requirements under the federal prompt corrective action regulations;
· changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;
· our ability to identify potential candidates for, and consummate, acquisition or investment transactions;
· the timing of acquisition or investment transactions;
· constraints on our ability to consummate an attractive acquisition or investment transaction because of significant competition for these opportunities;
· the failure of the Bank to complete any or all of the transactions described herein on the terms currently contemplated;
· local, regional and national economic conditions and events and the impact they may have on us and our customers;
· ability to attract deposits and other sources of liquidity;
· changes in the financial performance and/or condition of our borrowers;
· changes in the level of non-performing and classified assets and charge-offs;
Forward-Looking Statements

Forward-Looking Statements
· changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements;
· the integration of the Bank’s recent FDIC-assisted acquisitions may present unforeseen challenges;
· inflation, interest rate, securities market and monetary fluctuations;
· the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;
· changes in consumer spending, borrowing and saving habits;
· technological changes;
· the ability to increase market share and control expenses;
· continued volatility in the credit and equity markets and its effect on the general economy; and
· the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;
· the businesses of the Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected;
· material differences in the actual financial results of merger and acquisition activities compared with expectations, such as with respect to the full realization of anticipated cost savings and revenue enhancements within the expected time frame;
· revenues following any merger being lower than expected; and
· deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees being greater than expected.
These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Accordingly, there can be no assurance that actual results will meet expectations or will not be materially lower than the results contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable law.

Where We Stand Today
▪ Well-capitalized and profitable bank headquartered in Wyomissing, PA with over $2.2 billion in assets, 14 branches in suburban Philadelphia, Hamilton, NJ and Rye, NY.
 Proforma, $3.0 billion assets and about $250 million in equity by year end 2012.
▪ Very experienced management team with extensive community banking and M&A experience
▪ Total deposits now over $1.9 billion with average branch size over $125 million. Loans for investment of $865 million. Loans held for sale or short term loans of $1.1 billion.
▪ Expect to be 7th largest bank in PA in terms of assets, upon consummation of Acacia
 Federal Savings Bank acquisition
▪ Ranked #1 Top Performing Bank in Pennsylvania and #4 among America’s top performing banks with assets under $3 billion by American Banking Journal in 2010
▪ Raised about $107 million of common equity (about $30 million in 2011, $60 million in
 2010, $17 million in 2009). Book value up about 35% over the past two years.
▪ Significant board and management ownership

Management Team
▪ Experienced and cohesive management team with an average tenure of 30 years leadership experience
▪ Management interests aligned with shareholders

Management Team Track Record
▪ Jay Sidhu, Customers Bank Chairman and CEO, served at Sovereign from 1986 to 2006
▪ As CEO, Mr. Sidhu oversaw the growth from a $500 million asset financially-challenged thrift to a
 $90 billion financial institution
▪ Sovereign had more than 785 branch locations spanning from Maryland to New Hampshire
100%
600%
1100%
1600%
2100%
2600%
3100%
3600%
4100%
Dec-87
Jun-89
Nov-90
May-92
Oct-93
Apr-95
Sep-96
Mar-98
Aug-99
Feb-01
Jul-02
Jan-04
Jun-05
Dec-06
SNL Bank Index
S&P 500
SOV

Franchise Overview
All data as of March 31, 2012
Source: SNL Financial, Company data
Branch Franchise
 ▪ Assets: ~$2.2 billion
 ▪ Gross Loans: ~$1.8 billion
 ▪ Deposits: ~$1.9 billion
 ▪ Tangible Common Equity: ~$160 million

Investment Highlights
▪ Identified existing problems at New Century Bank in 2009
▪ Customers is now a well-capitalized, scalable bank; which we believe to be adequately reserved for legacy issues
▪ Increased book value per share more than 30% over the last 24 months.
▪ New management and board members significantly invested
Strong
Bank
Foundation
Proven
Management
Team
Organic
Growth
Strategy
▪ Management team has worked together for 15+ years building community banks
▪ Successfully executed and integrated acquisitions and delivered on organic growth strategies
▪ Community bank experience supported by selected niche asset generation expertise
▪ Branch expansion model with convenient "high touch, high tech” strategy bringing the bank to the customer
▪ Targeting 15% to 25% annual organic deposit and loan growth rate
▪ Focus on doing a few things well: community banking supported by 1 or 2 niches
Disciplined
M&A
Opportunities
▪ Potential M&A opportunities in current and contiguous markets for:
 ▪ Small bank acquisitions
 ▪ Branch divestitures
 ▪ FDIC-assisted transactions
 ▪ Any book value dilution to be overcome
  within one year

Our Business Model
 ▪ Focus on doing a few things well
 ▪ Conservative underwriting in lending
 – In-market small business lending, multi-family lending and basic consumer lending supplemented with niche low-risk specialty lending business
 ▪ Continue leveraging low-cost deposit model
 – Focus on larger branches with a specialized product set
 – Lower staffing and real estate expenses (fixed costs) will allow us to pass along some of the savings to customers
 – Create a stable source of funding and, over long run, drive the "all-in cost of funds" below wholesale funding costs
 ▪ Acquisitions where we can buy franchises cheaper than building from scratch
 ▪ Focus on risk management leading to low unexpected losses

Critical Success Factors
1. Talent - Acquire and retain very experienced, talented and high producing team members dedicated to exceptional service, personal development, and profitable growth
2. Absolute Focus on Asset Quality
3. Focus on Profitability - Revenues equal to two times expenses
4. Risk Management Culture
 ▪ Focus on internal controls at board and management levels with best practices in corporate governance standards
 ▪ ERM (Enterprise Risk Management) process in place
 ▪ No significant reliance on wholesale markets
5. Solid Capital Levels to support risks and growth

High Touch, High Tech
 Concierge Banking
 ▪ Brings banker to the
 customer, home or
 office, 12 hours a
 day, 7 days a week
 ▪ Appointment banking
 approach
 ▪ Customer access to
 senior level
 management
 Sales Force
 ▪ Bankers own a
 portfolio of
 customers
 ▪ Customer
 acquisition &
 retention strongly
 incentivized
 Pricing
 ▪ Low cost banking
 model allows for more
 pricing flexibility
 ▪ Significantly lower
 overhead costs vs. a
 traditional branch
 ▪ Pricing/profitability
 measured across
 relationship
 Technology
 ▪ Implementation of
 technology suite allows
 for unique product
 offerings:
 ▪ Remote account
 opening & deposit
 capture
 ▪ Internet/mobile
 banking
 ▪ ATM Deployment

Lending Strategy
Commercial Lending
 Small Business
 ▪ Target companies with less than
 $5.0 million annual revenue
 ▪ Loans (incl. SBA loans)
 originated by branch network
 and specialist small business
 relationship managers
Loans Held for Sale or
Short Term Loans
 Mortgage Warehouse Lending
 ▪ Diversify earning assets and
 revenue stream
 ▪ Lower interest rate and credit
 risk line of business
 ▪ Good fee income source
 Business Banking
 ▪ Target companies with $5.0 to
 $20.0 million annual revenue
 ▪ Very experienced Relationship
 Offices
 Multifamily & CRE
 ▪ Focus Markets: New York &
 Philadelphia MSAs
 ▪ Average Loan Size: $5.0 million
 Real Estate Secured Lending
 ▪ Home equity and residential
 mortgage
 ▪ Conservative underwriting
 standards (>700 FICO score)
 ▪ No indirect auto, unsecured
 loans or credit cards
Consumer Lending

Bank Roll-Up Opportunity
Total Assets ($B)
▪ Potential Sizeable consolidation opportunity in the region
➢ Source: SNL Financial
➢ Note: Data for all institutions headquartered in PA, NJ, NY, MD, CT and DE with assets less than $2B
# of Banks: 40
# of Banks: 474
# of Banks: 41

Key Financial Targets
Profitability          First Six Months 2012 Results *
▪ Return on Equity = 10% or greater         12.7%
▪ Return on Assets = .90 to 1.00%                     0.97%
▪ Net Interest Margin = 3.00% to 3.25%        2.95%
▪ Efficiency Ratio = 50%           70.5%
Capital
▪ Tier 1 Leverage Ratio = 8% or greater              7.5%
▪ Total-Risk Based Capital Ratio = 12% plus             10.2%
Balance Sheet / Revenue Mix Targets
▪ Loan-to-Deposit Ratio = 90% to 100%             100.2%
▪ Fee Revenue / Total Revenue = 15% to 25%         16.9%
▪ Deposit Mix = 40% or less CD                             45.5%
▪ Loan Mix = 50% Commercial / 50% Consumer             74% / 26%
* Includes certain non-recurring income and expense items

Key Financial Targets
continued
These long-term goals should not be regarded as an indication that Customers Bancorp considered, or now considers, them to be necessarily predictive of actual future results, and these goals should not be relied upon as such. These goals were based necessarily on the information prepared by Customers Bancorp using a variety of assumptions and estimates including, without limitation, those relating to the rate of organic growth by Customers Bank, interest rates, industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as other matters specific to
Customers Bancorp's business. The assumptions and estimates underlying these goals may not be realized and are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, all of which are difficult to predict and many of which are beyond Customers Bancorp's control. The assumptions and estimates used to create these goals are subjective in many respects and involve judgments made with respect to, among other things, market size and growth rates, market share, future pricing and interest rates, levels of operating expenses, and probability of success, all of which are difficult to predict. These goals constitute forward-looking information, and there can be no assurance that the assumptions and estimates used to prepare these goals will prove to be accurate, and actual results may materially differ.
These and other forward-looking statements are expressly qualified in their entirety by the risks and uncertainties described above and the risk factors contained in our 2011 Form 10-K, as updated by our Form 10-Q for the first quarter of 2012

Conclusion
▪ Unique bank platform; current banking dislocation provides significant potential opportunity for M&A growth that is supported by a strong organic business model
▪ Management team with proven capability of organic growth,
 integrating acquisitions and delivering above average shareholder returns
▪ Considerable potential opportunities for traditional M&A and opportunistic FDIC assisted M&A
▪ Strive to create above average shareholder returns over the long term

Summary
Experienced Management
Organic and M&A Growth Platform
Low Risk Profile
Capital to Support Risks & Growth
Above Average Shareholder Returns